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                 Peco Energy & Unicom Logo placed on this slide
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                         The Creation of a Preeminent
                            National Energy Company

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                               September 24, 1999
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                                  Safe Harbor

This presentation contains certain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934; these forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein may include factors that are beyond the companies' ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and the actions of the Federal and State regulators. Other factors include, but are not limited to, actions in the financial markets, weather conditions, economic conditions in the two companies' service territories, fluctuations in energy-related commodity prices, conversion activity, other marketing efforts and other uncertainties. Other risk factors are detailed from time to time in the two companies' SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, September 24, 1999. The companies do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.
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                             Corbin A. McNeill, Jr.
                          Chairman, CEO and President
                              PECO Energy Company

                                  John W. Rowe
                          Chairman, CEO and President
                               Unicom Corporation

                                Michael J. Egan
                  Chief Financial Officer; PECO Energy Company
                           Chief Integration Officer
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                                     Agenda
 .  Strategic Overview
 .  The New Company
 .  Growth Opportunities of Merger
 .  Terms of the Deal
 .  Financial Benefits
 .  Vision for Future
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                               Our Shared Vision

Common Ground

     . Pursuing bold strategies that capitalize on competitive growth opportunities

     .  Thriving in early deregulated environments

     .  Building shareholder value for
        the long term

     .  Repurchasing stock
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                               Our Shared Vision
Common Goals

 .  Accelerating and enhancing our
   competitive growth strategy

 .  Adding to near-term earnings

 .  Achieving a higher earnings growth rate

 .  Re-deploying capital with a focus on
   increased returns
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                            Delivering On Our Goals

Transaction is immediately accretive

9-10% expected annual growth in EPS

$1.5B in capital returned to shareholders
immediately
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                            A Compelling Combination

Creates a preeminent national energy company

     .  National Generation / Marketing Portfolio

     .  Largest Nuclear Generation Fleet with 21 plants

Achieves a multi-regional distribution platform

     .  Largest retail electric utility customer base

     .  Positioned for further regional consolidation

Financial scale and resources to execute strategy
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                                A Strategic Fit

Distribution                                         Generation
   Focus                                                Focus


UNICOM                                    PECO ENERGY(R)

WITH...                                   WITH...
9,400 MW CAPACITY                         1.5 MILLION CUSTOMERS

                               Two Complementary
                                   Strategies

                              ONE POWERFUL COMPANY
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                           Creating a Growth Platform

                      Slide 11 Map of U.S. in background


Chicago
Unicom Logo

GWh Sales:       100,000
MWs:               9,400
Customers:         3.5MM
Revenues:         $7.2 B
Market Cap:       $8.1 B


Philadelphia

Peco Energy(R) Logo

GWh Sales:        74,000
MWs:              13,100
Customers:         1.5MM
Revenues:         $5.2 B
Market Cap:       $7.1 B

[Combined companies]

GWh Sales:       174,000
MWs:              22,500
Customers:         5.0MM
Revenues:        $12.4 B
Market Cap:      $15.2 B

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                              The Generation Story

Accelerating our national growth strategy

     .  Focus on nuclear operational excellence

     .  Leverage best practices and operating
        capabilities

     .  Capture synergies in operations and
        supply management

     .  Continue disciplined acquisition program
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                                    Top 20
                           U.S. Electric Generators

Slide 13 Bar Chart

Gigawatts

45
40
35
30
25
20
15
10
5
0
[Ranked in descending order of generating capacity in gigawatts]

AEP / CSR  38.6
Southern Company  37.9
Entergy  23.2
PECO / Unicom Combined *  22.5
FPL Group  21.6
Texas Utilities  21.1
Duke Energy  20.8
NSP / NCE  19.8
Dominion Resources  19.4
Edison International  18.3
Reliant Energy  17.4
PECO Energy*  13.1
FirstEnergy  11.8
Ameren  11.4
Cinergy  11.2
Public Service Enterprise Group  11.1
DTE Energy  10.3
Carolina Power & Light  10
Unicom  9.4
CMS Energy  9
Allegheny Energy  8.1
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                          Asset-Based Power Marketing

Extend scale and scope of proven
wholesale marketing and trading strategy

     .  Exploit physical reach of combined portfolio

     .  Broaden portfolio of custom products

     .  Enhance position as preferred counter-party

     .  Balance portfolio through contract positions
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                                  Distribution

Distribution network serving 5MM customers

     .  Committed to reliability and customer
        satisfaction

     .  Sharing of best practices and systems

     .  Capture synergies

Grow through strategic acquisitions
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                              Top 20 U.S. Electric
                             Distribution Companies

Slide 16 Bar Chart

Customers (millions)

5.0
4.0
3.0
2.0
1.0
  0

[Ranked in descending order by number of customers (000 omitted)]

PECO / Unicom Combined 4,948
AEP / CSR 4,680
PG&E 4,600
Edison International 4,270
Southern Company 3,794
FPL Group 3,700
Unicom 3,455
Consolidated Edison 3,305
NSP / NCE 3,059
Entergy 2,500
Texas Utilities 2,500
FirstEnergy 2,167
DTE Energy 2,068
Duke Energy 2,000
Dominion Resources 2,000
Public Service Enterprise Group 1,900
CMS Energy 1,640
Reliant Energy 1,600
PECO Energy 1,493
Ameren 1,479
Allegheny Energy 1,418
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                          Related Growth Opportunities

Broad and complementary portfolios

Flexibility to respond to market opportunities

Portfolio focus

     .  Infrastructure services

     .  Energy solutions

     .  Telecommunications
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                               Terms of the Deal
Merger of Equals

Stock for stock exchange ratio

     .  1:1 for PECO Energy

     .  0.95:1 for Unicom

Purchase accounting

     .  Annual Goodwill ~ $70MM

$1.69 anticipated annual dividend

$1.5B Dual Cash Election
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                              Dual Cash Election

                                          PECO        Unicom

Pre-Closing shares outstanding (est.)    182.4MM      191.3MM
Cash Election
     $750MM to PECO Shares               (16.7MM)
     $750MM to Unicom Shares                          (17.5MM)
                                         -------      -------
Shares Remaining                         165.7MM      173.8MM
Share Exchange
     1:1 PECO Shares                     165.7MM
     0.95:1 Unicom Shares                             165.1MM

Total Shares Outstanding                        330.8MM
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                                  Cost Savings
Annual savings

     .  $100MM year one

     .  Over $180MM year three

60% Regulated
40% Unregulated

Slide 20 3-color Pie Chart depicting allocation of savings as follows:

50% Labor
35% Corporate & Administrative Programs
15% Fuel & Purchasing
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                              Revenue Enhancements

Power Marketing

     .  Enhanced margins on integrated portfolio

     .  Improved transmission efficiency


Non-regulated growth opportunities

     .  Leverage infrastructure services over broader customer base

     .  Capitalize on telecom (fiber) opportunities

     .  Energy Solutions: cross-selling opportunities
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                             Game Plan for Approval

No significant regulatory hurdles

     .  NRC

     .  SEC: '35 Act Registration

     .  FERC

     .  IL Commerce Commission

     .  PA Public Utility Commission

Timing

     .  Target closing: ~12 months
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                           Transition to Competition

                                    PECO        Unicom

Restructuring plans finalized        [X]          [X]

Stranded cost recovery               [X]          [X]

Securitization in-place              [X]          [X]

Retail choice timetable              [X]          [X]
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                       Management & Governance Structure

8 board members from each company

McNeill and Rowe will be Co-CEO's through 12/31/03


McNeill: Chairman for first 18 months

     .  Responsibilities: generation and marketing

Rowe: Chairman after 18 months

     .  Responsibilities: transmission, distribution and
        unregulated growth ventures
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                               Financial Benefits


Accretive to both companies in first year

Positioned for 9-10% long-term EPS growth

Dividend provides flexibility to execute growth strategy

Balance sheet supports solid credit ratings
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                             Vision for the Future


Scale, scope and resources enable:

     .  Growth of generation portfolio

     .  Top-quartile distribution performance--
        safe, reliable and efficient

     .  Expansion of related growth businesses

   9-10% annual growth in earnings per share
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Slide 27
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Unicom Logo placed on this slide
Q&A
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Slide 28
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Unicom Logo placed on this slide